UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

February 14, 2003
Date of Report (Date of earliest event reported)

Independent Bankshares, Inc.
(Exact name of Registrant as specified in its charter)

Texas	0-10196	75-1717279
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1617 Broadway Lubbock, Texas		79408
(Address of principal executive offices)		(Zip Code)

(806) 749-1850
(Registrant’s telephone number, including area code)

Not Applicable
(Former name of former address, if changed since last report)

ITEM 2.                                                     Acquisition or Disposition of Assets

On February 14, 2003, State National Bancshares, Inc (“State National”), the owner of all of the common stock of Independent Bankshares, Inc.  (the “Company”), contributed to the Company and the Company, in turn, contributed to Independent Financial Corp., its wholly owned subsidiary (“Independent Financial”), all of the capital stock of State National Bank, El Paso, Texas, a national banking association (“SNB El Paso”).  After the contribution, SNB El Paso was then merged with and into State National Bank, Lubbock, Texas, a national banking association and the Company’s  indirectly owned subsidiary bank (“SNB Lubbock”).  There was no merger consideration paid prior to the transactions, as the Company and SNB El Paso were both direct or indirect subsidiaries of State National.

SNB El Paso is a community bank that offers interest and noninterest bearing depository accounts, and makes consumer and commercial loans.  At February 13, 2003, SNB El Paso had total assets of $566,271,000, total deposits of $465,317,000, total loans, net of unearned income, of $383,705,000, and stockholder’s equity of $72,679,000.  At February 13, 2003, SNB Lubbock had total assets of $544,793,000, total deposits of $469,798,000, total loans, net of unearned income, of $286,093,000, and stockholder’s equity of $69,718,000.

As stated above, there are parent-subsidiary relationships among State National, the Company, Independent Financial, SNB Lubbock, and SNB El Paso.  Further, there are common directors and officers among the above-named entities. The common directors and officers are Rick Calhoon (Director of State National and the Company), Jack Cardwell (Director of State National and the Company), Don Cosby (Director of State National, the Company, Independent Financial, SNB Lubbock and SNB El Paso; Executive Vice President  and Chief Financial Officer of State National; Executive Vice President of the Company; and President of Independent Financial), Gary Fletcher (Director of State National and the Company),  Mark Merlo (Director of State National and the Company), Tom Nichols (Chairman of the Board and Chief Executive Officer of State National, the Company, SNB Lubbock and SNB El Paso), Ben Stribling (Director of State National and the Company) and Jim Volk (Director of State National and the Company, Senior Vice President of State National and President of SNB El Paso).

ITEM 7.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

As permitted by Form 8-K, the historical financial statements required by this Item 7(a) will be filed by an amendment to this Form 8-K no later than April 29, 2003.

(b)	Pro Forma Financial Information.

As permitted by Form 8-K, the pro forma financial information statement required by this Item 7(b) will be filed by an amendment to this Form 8-K no later than April 29, 2003.

(c)	Exhibits

	Exhibit No.	Document Description

	2.1	Agreement and Plan of Merger dated November 19, 2002, between State National Bank, Lubbock, Texas and State National Bank, El Paso, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENT BANKSHARES, INC.

Date: February 27, 2003	By	/s/ Don E. Cosby
Don E. Cosby Executive Vice President & CFO